EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Ritchie Bros. Auctioneers Incorporated (the "Company") on Form 10-K for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ann Fandozzi, Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2022

/s/ Ann Fandozzi

Ann Fandozzi
Chief Executive Officer